                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 13, 2000
                                                        ----------------

                           TRANSCEND SERVICES, INC.
   -----------------------------------------------------------------------------
                           (Exact name of registrant
                         as specified in its charter)


         Delaware                   0-18217                   33-0378756
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      (State or other             (Commission              (I.R.S. Employer
      jurisdiction of             File Number)            Identification No.)
      incorporation)


      945 East Paces Ferry Rd, Suite 1475, Atlanta, Georgia       30326
   -----------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (404)364-8000
                                                    -------------


            3353 Peachtree Rd, Suite 1000, Atlanta, Georgia, 30326
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 2.   Acquisition or Disposition of Assets.
------    ------------------------------------

          Effective October 13, 2000, Transcend Services, Inc. ("Transcend") completed the sale of its Co-Sourcing and CodeRemote businesses (the "Businesses") to Provider HealthNet Services, Inc. ("PHNS"), a Delaware corporation, pursuant to an Asset Purchase Agreement (the "Agreement") with PHNS. The Co-Sourcing business is a business process service that provides on-site management of paper-based and electronic records for hospitals and healthcare systems. The CodeRemote business helps healthcare providers improve their coding turnaround and accuracy for hospital billing and reimbursement services. Transcend received approximately $4.7 million in cash with the potential to receive additional consideration of up to $4.3 million, payable over the next five years, bringing the total purchase price to approximately $9 million. The amount of future consideration to be received by Transcend will be based on Transcend receiving fixed percentages of net revenues received by PHNS from (i) the CodeRemote business over a base revenue level of $1,000,000 per year, (ii) the renewal of existing contracts sold pursuant to the Agreement, and
(iii) new services offered to existing customers of the Businesses. The purchase price was structured in such a way as to encourage future collaboration between PHNS and Transcend in joint selling of their services. Transcend will use the cash proceeds from the sale to retire debt and fund its future growth in the transcription business. The purchase price was determined through arms-length negotiations between Transcend and PHNS.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (b)     Pro Forma Financial Information

          Introduction

          The following unaudited pro forma condensed consolidated financial statements gives effect to the disposition of substantially all of the assets of the Co-Sourcing and CodeRemote businesses of Transcend Services, Inc. to Provider HealthNet Services, Inc. The unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the above transaction as of June 30, 2000 and the unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1999 and six months ended June 30, 2000 give effect to the above transaction as if it had occurred on January 1, 1999.

          Effective October 13, 2000, Transcend Services, Inc. ("Transcend") completed the sale of its Co-Sourcing and CodeRemote businesses (the "Businesses") to Provider HealthNet Services, Inc. ("PHNS"), a Delaware corporation, pursuant to an Asset Purchase Agreement (the "Agreement") with PHNS. The Co-Sourcing business is a business process service that provides on-site management of paper-based and electronic records for hospitals and healthcare systems. The CodeRemote business helps healthcare providers improve their coding turnaround and accuracy for hospital billing and reimbursement services. Transcend received approximately $4.7 million in cash with the potential to receive additional consideration of up to $4.3 million, payable over the next five years, bringing the total purchase price to approximately $9 million. The amount of future consideration to be received by Transcend will be based on Transcend receiving fixed percentages of net revenues received by PHNS from (i) the CodeRemote business over a base revenue level of $1,000,000 per year, (ii) the renewal of existing contracts sold pursuant to the Agreement, and
          (iii) new services offered to existing customers of the Businesses. The purchase price was structured in such a way as to encourage future collaboration between PHNS and Transcend in joint selling of their services. Transcend will use the cash proceeds from the sale to retire debt and fund its future ventures in the transcription business. The purchase price was determined through arms-length negotiations between Transcend and PHNS.

          The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Transcend, including the related notes thereto. The Pro Forma Condensed Consolidated Statements of Operation data is not necessarily indicative of Transcend's future operating results that would have occurred or will occur upon consummation of the transcation described above.

                                     Transcend Services, Inc.
                               Consolidated Condensed Balance Sheet
                                           June 30, 2000
                                           (unaudited)
                                       Amounts In Thousands

                                                          Historical
                                                         As Reported         Adjustments         Pro Forma
                                                         -------------------------------------------------
                               Assets
          Cash                                           $       162      $    4,700    (2)
                                                                              (3,000)   (3)      $  1,862
          Other Current Assets                                 6,513            (333)   (1)         6,180
          Property and Equipment, net                          3,555          (1,571)   (1)         1,984
          Other Assets                                           431                                  431
          Intangible Assets, net                                 556                                  556
          Net Assets Related to                                    -                                    -
             Discontinued Operations                           1,295                                1,295
                                                         ------------------------------------------------
                                                         $    12,512      $     (204)            $ 12,308
                                                         ================================================

          Liabilities and Stockholder's Equity
          Current Liabilities                            $     3,494      $     (474)   (1)      $  3,020
          Current Debt                                         4,500          (3,000)   (3)         1,500
          Other Long Term Liabilities                              -               -                    -
          Deferred Income Taxes                                    -               -                    -
          Equity                                               4,518           3,270                7,788
                                                         ------------------------------------------------
                                                         $    12,512      $     (204)            $ 12,308
                                                         ================================================

          (1) Assets and liabilities of Co-Sourcing and CodeRemote businesses sold to
          PHNS.
          (2) Cash paid by PHNS for the net assets; contingent consideration of $4.3 million will only be recorded when contingency has been met and cash received.
          (3) Convertible debt and line of credit paid off by cash received.

                                     Transcend Services, Inc.
                         Consolidated Condensed Statements of Operations
                                  Six Months Ended June 30, 2000
                                            (unaudited)
                                       Amounts In Thousands

                                                                      Historical
                                                                     As Reported       Adjustments (1)     Pro Forma
                                                                     -------------------------------------------------
         Net Revenues                                                $    14,952       $       (7,462)     $     7,490
         Direct Costs                                                     12,638               (6,372)           6,266
                                                                     -------------------------------------------------
              Gross Profit                                                 2,314               (1,090)(2)        1,224

         Marketing and Sales Expenses                                        185                  (65)             120
         General and Administrative Expenses                               1,636                 (586)           1,050
         Research and Development Expenses                                   170                    -              170
         Amortization Expenses                                                30                    -               30
                                                                     -------------------------------------------------
            Income (loss) from Operations                                    293                 (439)            (146)
                                                                     -------------------------------------------------
         Interest Expense, net                                              (251)                 209              (42)

         Income (loss) Before Tax from Continuing Operations                  42                 (230)            (188)
         Income Taxes                                                          -                    -                -
                                                                     -------------------------------------------------
         Income (loss) from Continuing Operations                    $        42       $         (230)     $      (188)
                                                                     =================================================

         (1) Revenues and expenses of Co-Sourcing and CodeRemote businesses removed due to sale of PHNS
         (2) Co-sourcing included a onetime sale of equipment which provided a one time gross profit of $131 thousand.

                                    Transcend Services, Inc.
                        Consolidated Condensed Statements of Operations
                                  Year Ended December 31, 1999
                                           (unaudited)
                                      Amounts In Thousands

                                                                        Historical
                                                                        As Reported    Adjustments (1)     Pro Forma
                                                                        --------------------------------------------
         Net Revenues                                                   $    47,281      $    (24,086)    $   23,195
         Direct Costs                                                        45,305           (22,430)        22,875
                                                                        --------------------------------------------
              Gross Profit                                                    1,976            (1,656)           320

         Marketing and Sales Expenses                                         1,448            (1,208)           240
         General and Administrative Expenses                                  6,448            (4,348)         2,100
         Research and Development Expenses                                    1,282                 -          1,282
         Amortization Expenses                                                  173                 -            173
                                                                        --------------------------------------------
            Income (loss) from Operations                                    (7,375)           (3,900)        (8,607)
                                                                        --------------------------------------------
         Other Income (expense):
            Interest Expense, net                                              (855)              771            (84)
            Gain on Sale of Assets                                            5,774                 -          5,774
                                                                        --------------------------------------------
                                                                              4,919                 -          5,690

         Income (loss) Before Tax from Continuing Operations                 (2,456)           (4,671)        (2,215)
         Income Taxes                                                             -                 -              -
                                                                        --------------------------------------------
         Income (loss) from Continuing Operations                       $    (2,456)     $      4,671     $    2,215
                                                                        ============================================

         (1) Revenues and expenses of Co-Sourcing and CodeRemote businesses removed due to sale of PHNS

          (c)     Exhibits:

          2.7 - Asset Purchase Agreement, dated as of October 13, 2000, by and among Transcend Services, Inc. and Provider HealthNet Services, Inc.*

          99.1 -  Press Release of Transcend, dated October 13, 2000.


* Certain exhibits and disclosure schedules related to the Asset Purchase Agreement are omitted from this filing. Transcend Services, Inc. agrees to supplementally furnish to the Commission upon request a copy of any omitted exhibit or schedule. The omitted exhibits relate to the following sections of the Asset Purchase Agreement: Exhibit 2.a - Base Purchase Price; Exhibit
2.b.ii -New Services to Existing Customers; Exhibit 2.b.iii - Form of Finder's Fee Agreement; Exhibit 2.b.v - Form of Escrow Agreement; Exhibit 5.b.i - Form of Bill of Sale; Exhibit 5.b.iii - Form of Assignment and Assumption Agreement;
Exhibit 5.b.iv - Form of Services Agreement; Exhibit 5.b.v - Form of Management Agreement; Exhibit 5.b.ix- Form of License Agreement; Exhibit 8.e.ii - Dispute Resolution Procedures.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TRANSCEND SERVICES, INC.


                                By: /s/ Larry G. Gerdes
                                   -------------------------------------------
                                Name:  Larry G. Gerdes
                                Title: President, Chief Executive Officer and
                                        Chief Financial Officer


Dated: October 30, 2000

                                 EXHIBIT INDEX

     Exhibit
     Number                        Exhibit Name
     ------                        ------------

      2.7 Asset Purchase Agreement, dated as of October 13, 2000, by and among Transcend Services, Inc. and Provider HealthNet Services, Inc. *

      99.1       Press Release of Transcend, dated October 16, 2000.


* Certain exhibits and disclosure schedules related to the Asset Purchase Agreement are omitted from this filing. Transcend Services, Inc. agrees to supplementally furnish to the Commission upon request a copy of any omitted exhibit or schedule. The omitted exhibits relate to the following sections of the Asset Purchase Agreement: Exhibit 2.a - Base Purchase Price; Exhibit
2.b.ii -New Services to Existing Customers; Exhibit 2.b.iii - Form of Finder's Fee Agreement; Exhibit 2.b.v - Form of Escrow Agreement; Exhibit 5.b.i - Form of Bill of Sale; Exhibit 5.b.iii - Form of Assignment and Assumption Agreement;
Exhibit 5.b.iv - Form of Services Agreement; Exhibit 5.b.v - Form of Management Agreement; Exhibit 5.b.ix- Form of License Agreement; Exhibit 8.e.ii - Dispute Resolution Procedures.